UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

Item 1. Report to Stockholders.

Tortoise North American Energy
Independence Fund

Investor Class (TNPTX)
Institutional Class (TNPCX)
C Class (TNPIX)

2013 Semi-Annual Report
May 31, 2013

2	2013 Semi-Annual Report

June 18, 2013

Dear fellow shareholders,

We are pleased to introduce our newest investment product, the Tortoise North American Energy Independence Fund (TNPTX/TNPCX/TNPIX). We launched the Fund this past spring to provide access to companies that are contributing to North American energy independence through the growing success of the North American shale reservoirs. Focusing on this portion of the value chain provides access to what we believe is the very heart of the North American oil and gas production growth opportunity.

We believe the companies that are at the forefront of producing these oil and gas resources are going to create meaningful long-term value for their investors. The Fund seeks to deliver the energy production side of the story – targeting North American oil and gas producers operating in strategic basins with meaningful production growth potential.

Oil and Gas Production Sector Update

The unconventional oil and gas revolution that has emerged over the last decade in North America has dramatically changed the energy landscape, thanks to advanced technologies (horizontal drilling and hydraulic fracturing) that are enabling oil and gas production companies to unlock vast sources of oil and natural gas.

The proliferation of the North American production opportunity has been nothing short of breathtaking. In 2005, the Canadian oil sands in Alberta were well under development and the use of hydraulic fracturing with horizontal drilling was taking place in the Barnett shale in Texas. Today, that same modern technology is being used to produce oil and gas from more than 20 unconventional plays. We’re estimating approximately $184 billion in annual unconventional upstream investment by 2020, and a total of $4.3 trillion in capital investment expected by 2035.

According to the Energy Information Administration (EIA), the U.S. produced on average approximately 5 million barrels of crude oil per day in 2008; the volume is projected to rise to 7.4 million barrels per day in 2013, and by the end of 2014, the U.S. could be producing more than 8 million barrels a day. On the natural gas side, shale gas production, which represented just 27 percent of U.S. total natural gas supply in 2010, is expected to increase to 60 percent of U.S. total natural gas supply by 2035.

We believe this is a new fund for a new era, providing investors access to the vast amounts of newfound resources in North American oil and gas basins, which supports energy independence for our country’s future generations. We realize that you have many choices for your investments and we appreciate your confidence and trust.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy
Independence Fund

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

Table of contents

Expense Example	4

Financial Statements	5

Notes to Financial Statements	9

Additional Information	12

Contacts	15

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	3

Mutual fund investing involves risk. Principal loss is possible. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Investing in specific sectors such as energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with North American energy investments, including upstream energy companies, pipeline companies, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The fund may invest up to 25% in MLPs. The tax benefits received by an investor investing in the fund differs from that of a direct investment in an MLP by an investor. The value of the fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may also write call options which may limit the fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Upstream: exploration and production of energy commodities.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

4	2013 Semi-Annual Report

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to May 31, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
Tortoise North American Energy	Account Value	Account Value	During Period(1)
Independence Fund	(04/01/13)	(05/31/13)	(04/01/13 to 05/31/13)
Investor Class Actual(2)	$1,000.00	$1,013.00	$2.23

Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,006.00	$2.23

Institutional Class Actual(2)	$1,000.00	$1,014.00	$1.82

Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,006.41	$1.81

C Class Actual(2)	$1,000.00	$1,012.00	$3.47

C Class Hypothetical
(5% return before expenses)	$1,000.00	$1,004.77	$3.46

(1)	Expenses are equal to the fund’s annualized expense ratio for the period from inception through May 31, 2013 of 1.35%, 1.10% and 2.10% for the Investor Class, Institutional Class and C Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period since inception/365 (to reflect the period since inception).
(2)	Based on the actual returns for the period from April 1, 2013 through May 31, 2013 of 1.30%, 1.40% and 1.20% for the Investor Class, Institutional Class and C Class, respectively.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	5

Schedule of Investments (unaudited)
May 31, 2013

	Shares	Fair Value
Common Stock — 97.9%(1)

Canadian Oil & Gas Production — 4.5%(1)
Canadian Natural Resources Ltd.	1,295	$38,552
Crescent Point Energy Corp.	1,320	47,796
		86,348

United States Natural Gas Pipelines — 6.0%(1)
EQT Corp.	1,225	97,853
National Fuel Gas Co.	310	18,972
		116,825

United States Oil & Gas Production — 87.4%(1)
Anadarko Petroleum Corp.	1,960	171,441
Apache Corp.	950	78,024
Cabot Oil & Gas Corp.	1,805	127,000
Carrizo Oil & Gas, Inc.(2)	325	8,339
Cenovus Energy, Inc.	1,310	39,208
Chesapeake Energy Corp.	1,895	41,387
Cimarex Energy Co.	420	29,459
Concho Resources, Inc.(2)	590	49,359
Continental Resources, Inc.(2)	910	73,828
Denbury Resources, Inc.(2)	2,055	37,709
Devon Energy Corp.	995	56,566
Encana Corp.	1,020	19,411
Energen Corp.	375	20,321
EOG Resources, Inc.	1,320	170,412
Hess Corp.	570	38,424
Marathon Oil Corp.	1,640	56,400
Newfield Exploration Co.(2)	2,060	49,007
Noble Energy, Inc.	2,015	116,165
Occidental Petroleum Corp.	1,060	97,594
Pioneer Natural Resources Co.	1,265	175,430
Range Resources Corp.	1,420	106,756
Southwestern Energy Co.(2)	1,000	37,690
Suncor Energy, Inc.	1,225	37,130
Whiting Petroleum Corp.(2)	1,260	58,048
		1,695,108
Total Common Stock
(Cost $1,863,002)		1,898,281

Master Limited Partnerships — 1.0%(1)

United States Oil & Gas Production — 1.0%(1)
Linn Energy, LLC
(Cost $20,990)	560	18,424

Short-Term Investment — 0.8%(1)

United States Investment Company — 0.8%(1)
Fidelity Institutional Money Market
Portfolio, 0.08%(3)
(Cost $15,190)	15,190	15,190
Total Investments — 99.7%(1)
(Cost $1,899,182)		1,931,895
Other Assets and Liabilities, Net — 0.3%(1)		6,327
Total Net Assets — 100.0%(1)		$1,938,222

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2013.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

6	2013 Semi-Annual Report

Statement of Assets & Liabilities (unaudited)
May 31, 2013

Assets:
Investments, at fair value (cost $1,899,182)	$1,931,895
Dividends & interest receivable	868
Receivable for Adviser expense reimbursement	30,276
Prepaid expenses	45,726
Total assets	2,008,765
Liabilities:
Payable for investment securities purchased	3,849
Payable to Adviser	1,329
Payable to affiliates	34,110
Accrued expenses	30,920
Accrued distribution fees	335
Total liabilities	70,543
Net Assets	$1,938,222
Net Assets Consist of:
Capital stock	$1,915,107
Accumulated net investment loss	(1,565)
Accumulated net realized loss on investments	(8,032)
Net unrealized appreciation of investments
and translations of foreign currency	32,712
Net Assets	$1,938,222

	Investor	Institutional
	Class	Class	C Class
Net Assets	$130,515	$1,482,367	$325,340
Shares issued and
outstanding(1)	12,881	146,242	32,143
Net asset value,
redemption price
and minimum
offering price
per share	$10.13	$10.14	$10.12
Maximum offering
price per share
($10.13/0.9425)	$10.75	N/A	N/A

(1)	Unlimited shares authorized

Statement of Operations (unaudited)
Period from April 1, 2013(1) to May 31, 2013

Investment Income:
Dividends from common stock	$1,968
Less: foreign taxes withheld	(116)
Net dividend income from common stock	1,852
Distributions received from master
limited partnerships	308
Less: return of capital on distributions	(277)
Net distribution income from master
limited partnerships	31
Interest income	12
Total investment income	1,895
Expenses:
Fund administration & accounting fees	15,660
Transfer agent fees & expenses	14,580
Federal & state registration fees	9,090
Audit & tax fees	7,830
Advisory fees	2,415
Shareholder communication fees	2,415
Legal fees	2,115
Custody fees	1,935
Compliance fees	1,935
Trustee fees	1,920
Other	1,665
Distribution fees:
Investor Class	49
C Class	286
Total expenses before reimbursement	61,895
Less: expense reimbursement by Adviser	(58,435)
Net expenses	3,460
Net Investment Loss	(1,565)
Realized and Unrealized Gain (Loss)
of Investments and Translations
of Foreign Currency:
Net realized loss on investments, including
foreign currency gain (loss)	(8,032)
Net change in unrealized appreciation
of investments and translations
of foreign currency	32,712
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	24,680
Net Increase in Net Assets Resulting
from Operations	$23,115

(1)	Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	7

Statement of Changes in Net Assets

Period from
April 1, 2013(1)
to May 31, 2013
(unaudited)
Operations
Net investment loss	$(1,565)
Net realized loss on investments, including foreign currency gain (loss)	(8,032)
Net change in unrealized appreciation of investments and translations of foreign currency	32,712
Net increase in net assets resulting from operations	23,115
Capital Share Transactions
Investor Class:
Proceeds from shares sold	129,095
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from Investor Class transactions	129,095
Institutional Class:
Proceeds from shares sold	1,459,342
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from Institutional Class transactions	1,459,342
C Class:
Proceeds from shares sold	326,670
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	—
Increase in net assets from C Class transactions	326,670
Net increase in net assets resulting from capital share transactions	1,915,107
Distributions to Shareholders	—
Total Increase in Net Assets	1,938,222
Net Assets
Beginning of period	—
End of period (including accumulated net investment loss of $(1,565))	$1,938,222
Transactions in Shares
Shares sold — Investor Class	12,881
Shares issued to holders in reinvestment of dividends — Investor Class	—
Shares redeemed — Investor Class	—
Net increase	12,881
Shares sold — Institutional Class	146,242
Shares issued to holders in reinvestment of dividends — Institutional Class	—
Shares redeemed — Institutional Class	—
Net increase	146,242
Shares sold — C Class	32,143
Shares issued to holders in reinvestment of dividends — C Class	—
Shares redeemed — C Class	—
Net increase	32,143

(1)	Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

8	2013 Semi-Annual Report

Financial Highlights

	Investor Class		Institutional Class	C Class
	Period from		Period from	Period from
	April 1, 2013(1) to		April 1, 2013(1) to	April 1, 2013(1) to
	May 31, 2013		May 31, 2013	May 31, 2013
	(unaudited)		(unaudited)	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.00		$10.00	$10.00
Investment operations:
Net investment loss	(0.01)		(0.01)	(0.01)
Net realized and unrealized gain on investments and
translations of foreign currency	0.14		0.15	0.13
Total from investment operations	0.13		0.14	0.12
Less distributions:
Dividends from net investment income	—		—	—
Dividends from net capital gains	—		—	—
Total distributions	—		—	—
Net asset value, end of period	$10.13		$10.14	$10.12
Total Return	1.30%	(3)(4)	1.40% (4)	1.20%	(3)(4)
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$131		$1,482	$325
Ratio of expenses to average net assets:
Before expense reimbursement(5)	21.92%		21.67%	22.67%
After expense reimbursement(5)	1.35%		1.10%	2.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement(5)	(21.26)%		(21.00)%	(22.00)%
After expense reimbursement(5)	(0.69)%		(0.43)%	(1.43)%
Portfolio turnover rate(4)	8%		8%	8%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	9

Notes to Financial Statements (unaudited)
May 31, 2013

1. Organization

Tortoise North American Energy Independence Fund (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The Fund commenced operations on April 1, 2013.

The Fund offers three classes of shares: the Investor Class, the Institutional Class and the C Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation — The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common stock	$1,898,281	$—	$—	$1,898,281
Master limited
partnerships	18,424	—	—	18,424
Short-term investment	15,190	—	—	15,190
Total investments
in securities	$1,931,895	$—	$—	$1,931,895

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2013, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Tax authorities can examine all the tax returns filed since the inception of the Fund.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

10	2013 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the period from April 1, 2013 (commencement of operations) through May 31, 2013, the Fund has estimated approximately 10% of distributions from MLPs to be from investment income with the remaining balance to be return of capital.

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

4. Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35%, 1.10%, and 2.10% of average daily net assets of the Fund’s Investor Class shares, Institutional Class shares, and C Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least April 1, 2014. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2016	$58,435

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant. For the period ended May 31, 2013, the Fund incurred $15,660 in administration and fund accounting fees. At May 31, 2013, the Administrator was owed fees of $15,660 by the Fund.

USBFS also serves as the transfer agent to the Fund. For the period ended May 31, 2013, the Fund incurred $11,340 in transfer agent fees (excluding transfer agency out-of-pocket expenses). U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the period ended May 31, 2013, the Fund incurred $1,935 in custody fees. At May 31, 2013, fees of $11,340 and $1,935 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period ended May 31, 2013, the Fund incurred $1,935 in compliance fees. At May 31, 2013, fees of $1,935 were owed by the Fund to the Chief Compliance Officer.

5. Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

incurred. For the period ended May 31, 2013, the Investor Class incurred expenses of $49 and the C Class incurred expenses of $286 pursuant to the Plan.

6. Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2013, were as follows:

	Purchases	Sales
Other	$1,983,480	$91,179

7. Federal tax information

As of May 31, 2013, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$1,899,151
Gross unrealized appreciation	70,337
Gross unrealized depreciation	(37,593)
Net unrealized appreciation	$32,744

There were no distributions made by the Fund for the period ended May 31, 2013.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

12	2013 Semi-Annual Report

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 13-14, 2012, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise North American Energy Independence Fund (the “Fund”) (the “Investment Advisory Agreement”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. Tortoise also met with the Trustees and provided further information regarding its proposed services to the Fund, including but not limited to information regarding its overall investment philosophy as well as its investment philosophy with respect to the Fund.

In determining whether to approve the Investment Advisory Agreement for the Fund, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Tortoise with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Tortoise and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Tortoise’s presentations and Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise as set forth in the proposed Investment Advisory Agreement as it relates to the Fund are fair and reasonable in light of the services that Tortoise will perform, the investment advisory fees the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement as it relates to the Fund are summarized below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the scope of services that Tortoise will provide under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of for the Fund, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Tortoise on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted the capitalization of Tortoise and its affiliation with Montage Investments, LLC, an SEC-registered investment adviser which itself has several billion in assets under management. The Trustees also considered Tortoise’s own capitalization separately, its assets under management, and the sound performance of both the Tortoise MLP & Pipeline Fund, an existing series of the Trust managed by Tortoise, and Tortoise’s composites that maintain similar investment strategies to that of the Fund. The Trustees also considered Tortoise’s specialized investment strategy, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment industry experience of its portfolio managers. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Tortoise proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s estimated profitability for the first 12 months of the Fund’s operations from services that Tortoise and its affiliates will render to the Fund. In this regard, the Trustees noted that Tortoise expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund in excess of the projected Rule 12b-1 fees payable by the Fund. The Trustees noted that while the management fees charged to separately managed accounts with similar investment strategies and similar asset levels to those projected for the Fund are generally lower than the proposed advisory fee for the Fund, Tortoise has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify the higher fees. The Trustees also noted that Tortoise had contractually agreed to reduce its management fees, and, if necessary, reimburse the Fund for operating expenses, as specified in the Prospectus. The Trustees concluded that Tortoise’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses that the Fund will bear with those of funds in the same Lipper benchmark category. While the Trustees noted that the Fund’s management fee was higher than the average management fees (before waivers) reported for the benchmark category, they also considered that the total expenses of the Investor and Institutional Class shares of the Fund were lower than the average total expenses (after waivers and expense reimbursements) reported for funds comprising the benchmark category, even though the average net assets of the funds comprising the benchmark category were significantly higher than the projected assets of the Fund during its first year of operations. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s proposed advisory fees were reasonable.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	13

Additional Information (unaudited) (continued)

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Tortoise would need to provide to the Fund at the present time. The Trustees also took into consideration the fact that Tortoise had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits. The Trustees noted that Tortoise does not intend to utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers will not be used to execute the portfolio transactions of the Fund. While the Trustees noted that Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the projected distribution expenses that Tortoise and its affiliates expect to incur significantly exceed anticipated Rule 12b-1 payments from the Fund. The Trustees concluded that Tortoise will not receive any other material financial benefits from services rendered to the Fund.

Availability of fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

2013 Semi-Annual Report	15

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
David Schulte, CFA

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
1200 Main Street, Suite 2500
Kansas City, MO 64105

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND (855-822-3863)

This report should be preceded or accompanied by a prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise North American Energy Independence Fund	www.tortoiseadvisors.com

Investment Adviser to
Tortoise North American Energy Independence Fund

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 25, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	July 25, 2013

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	July 25, 2013

* Print the name and title of each signing officer under his or her signature.